Exhibit 99.3

Vnue, Inc. (Vnue Washington)

And

Vnue, Inc. (formerly Tierra Grande Resources, Inc.)

As of March 31, 2015

Index to the Pro Forma Combined Financial Statements

(Unaudited)

Contents	Page(s)

Pro Forma Combined Balance Sheet at March 31, 2015	PF-2

Pro Forma Combined Statement of Operations for the Three Months Ended March 31, 2015	PF-3

Notes to the Pro Forma Combined Financial Statements	PF-4

Vnue, Inc. (Vnue Washington) and Vnue, Inc. (formerly Tierra Grande Resources, Inc.)

Pro Forma Combined Balance Sheet

March 31, 2015

(Unaudited)

	Historical			Pro Forma
	Vnue, Inc. (Vnue Washington)	Vnue, Inc. (formerly Tierra Grande Resources, Inc.)		Adjustments	Combined
	March 31, 2015	February 28, 2015

ASSETS
CURRENT ASSETS
Cash	$8,714	$28,280		$-	$36,994

Total current assets	8,714	28,280		-	36,994

OTHER ASSETS
Intangible assets	354,000	-		-	354,000
Accumulated amortization	(11,800)	-		-	(11,800)

Intangible assets, net	342,200	-		-	342,200

Total assets	$350,914	$28,280		$-	$379,194

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$109,214	$10,865		$-	$120,079

Total current liabilities	109,214	10,865		-	120,079

LONG TERM LIABILITIES
Advances from stockholders	60,809	-			60,809
Convertible notes payable, net	21,938	-			21,938
Derivative liabilities	122,260	-			122,260

Total long-term liabilities	205,007	-		-	205,007

Total liabilities	314,221	10,865		-	325,086

COMMITMENTS AND CONTENGENCIES

STOCKHOLDERS' EQUITY DEFICIT)
Preferred stock $0.0001 par value: 20,000,000 shares authorized;
None issued or outstanding	204,000		©	(204,000)	-
Common stock $0.0001 par value: 750,000,000 shares authorized;
634,499,584 shares issued and outstanding	210,000	11,412	(a)(b)©(d)	(157,962)	63,450
Additional paid-in capital	(334,543)	9,350,118	(a)(b)©(d)(e)	(8,163,048)	852,527
Accumulated deficit	(42,764)	(9,344,115	)(b)(e)	8,525,010	(861,869)

Total stockholders' equity	36,693	17,415		-	54,108

Total liabilities and equity	$350,914	$28,280		$-	$379,194

(a)	To reflect the issuance of 477,815,488 shares of TGRI common stock for the acquisition of all of the issued and outstanding capital stock of Vnue Washington.
(b)	To reflect the issuance of 29,814,384 shares of TGRI common stock, valued at $819,105, for Vnue Washington acquisition-related costs.
(c)	To reclassify Vnue Washington's preferred stock and common stock to Additional paid-in capital.
(d)	To reflect the issuance of 12,750,000 shares of TGRI common stock prior to the acquisition of all of the issued and outstanding capital stock of Vnue Washington.
(e)	To reclassify Tierra Grande Resources, Inc. accumulated deficit to Additional paid-in capital

See accompanying notes to pro forma combined financial statements.

PF-2

Vnue, Inc. (Vnue Washington) and Vnue, Inc. (formerly Tierra Grande Resources, Inc.)

Pro Forma Combined Statement of Operations

(Unaudited)

	Historical			Pro Forma
	Vnue, Inc. (Vnue Washington)
	For the Three Months
	Ended
	March 31, 2015			Adjustments	Combined

SALES	$110	$-		$-	$110

COST OF SALES	23,967				23,967

OPERATING EXPENSES:
Professional fees	33,545		(b)	819,105	852,650
General and administrative expenses	9,674			-	9,674

Total operating expenses	43,219	-		819,105	862,324

LOSS FROM OPERATIONS	(67,076)	-		(819,105)	(886,181)

OTHER (INCOME) EXPENSE:
Change in fair value of derivative liability	(93,488)				(93,488)
Derivative expenses	17,795	-		-	17,795

Other (income) expenses, net	(75,693)	-		-	(75,693)

INCOME (LOSS) BEFORE INCOME TAX PROVISION	8,617	-		(819,105)	(961,874)

INCOME TAX PROVISION	-	-		-	-

NET INCOME (LOSS)	$8,617	$-		$(819,105)	$(961,874)

Earnings per share - basic and diluted					$(0.00)

Weighted average number of shares issued and outstanding
- Basic and diluted	477,815,488			156,684,096	634,499,584

See accompanying notes to pro forma combined financial statements.

PF-3

Vnue, Inc. (Vnue Washington)

And

Vnue, Inc. (formerly Tierra Grande Resources, Inc.)

As of and for the Three Months Ended March 31, 2015

Index to the Pro Forma Combined Financial Statements

(Unaudited)

Note 1 - Organization and Operations

Vnue, Inc. (formerly Tierra Grande Resources, Inc.)

Vnue, Inc. (formerly Tierra Grande Resources, Inc.) ("TGRI") was incorporated under the laws of the State of Nevada on April 4, 2006. TGRI engaged in the acquisition and exploration of mineral properties and was inactive prior to the acquisition of Vnue, Inc. (a company incorporated under the laws of the State of Washington).

Vnue, LLC/Vnue, Inc.

Vnue LLC ("Vnue LLC" or “Predecessor”) is a limited liability company organized under the laws of the State of Delaware on August 1, 2013 which began operations in January 2014. On December 3, 2014, Vnue LLC filed a certificate of merger and is merged into Vnue Washington with Vnue Washington as the surviving corporation. Vnue LLC offers a technology driven solution for Artist, Venues and Festivals to automate the capturing, publishing and monetization of the content.

Vnue, Inc. ("Vnue Washington") was incorporated on October 16, 2014 under the laws of the State of Washington for the sole purpose of acquiring all of the membership interests of the Predecessor.

On December 3, 2014, the Company issued an aggregate of 7,998,001 shares of the newly formed corporation’s common stock to the members of the Predecessor for all of their membership interests in the Predecessor. No value was given to the common stock issued by the newly formed corporation. The acquisition process utilizes the capital structure of Vnue Washington and the assets and liabilities of the Predecessor, which are recorded at historical cost.

Vnue Washington applied paragraph 505-10-S99-3 of the FASB Accounting Standards Codification (formerly Topic 4B of the Staff Accounting Bulletins (“SAB”) (“SAB Topic 4B”) issued by the United States Securities and Exchange Commission (the “SEC”), by reclassifying the Predecessor’s undistributed retained earnings of ($334,543) at December 3, 2014 to additional paid-in capital.

Vnue Technology Inc.

Vnue technology Inc ("Vnue Tech") was incorporated under the laws of the State of Washington on October 16, 2014, with Vnue Washington owning 90% of the shares and 10% owned by one of Vnue Washington's directors. Vnue Tech was currently inactive.

Vnue Media Inc.

Vnue Media Inc. ("Vnue Media") was incorporated under the laws of the State of Washington on October 16, 2014, with Vnue Washington owning 89% of the shares and 11% owned by one of Vnue Washington's directors. Vnue Media was currently inactive.

Closing of Agreement and Plan of Merger

On May 29, 2015, Vnue, Inc. (formerly Tierra Grande Resources Inc.) (the “TGRI”) closed the Agreement and Plan of Merger (the “Merger Agreement”), initially entered into on April 13, 2015 with Vnue Washington and all of the stockholders of Vnue Washington.

Upon closing of the Merger Agreement a total of 507,629,872 shares of TGRI common stock were issued as follows: (i) all shares of Vnue Washington stock of any class or series issued and outstanding immediately prior to the closing of the Merger Agreement were automatically converted into and exchanged for an aggregate of 477,815,488 fully paid and non-assessable shares of TGRI common stock; and (ii) an aggregate of 29,814,384 shares of TGRI common stock were issued to Matheau J. W. Stout, Esq. as payment for services performed prior to and in connection with the Merger. The number of TGRI common shares issued to Vnue Washington's stockholders for the acquisition of all shares of Vnue Washington represented approximately 79.0% of the issued and outstanding common stock immediately after the closing of the Merger Agreement. The board of directors and the members of the management of TGRI resigned and the board of directors and the member of the management of Vnue Washington became the board of directors and the member of the management of the combined entities upon closing of the Merger Agreement.

PF-4

As a result of the controlling financial interest of the former stockholders of Vnue Washington, for financial statement reporting purposes, the merger between TGRI and Vnue Washington was treated as a reverse acquisition, with Vnue Washington deemed the accounting acquirer and TGRI deemed the accounting acquiree under the acquisition method of accounting in accordance with Section 805-10-55 of the FASB Accounting Standards Codification. The reverse acquisition is deemed a capital transaction in substance whereas the assets and liabilities of Vnue Washington (the accounting acquirer) are carried forward to TGRI (the legal acquirer and the reporting entity) at their carrying value before the combination and the equity structure (the number and type of equity interests issued) of Vnue Washington is being retroactively restated using the exchange ratio established in the Merger Agreement to reflect the number of shares of TGRI issued to effectuate the acquisition.  The number of common shares issued and outstanding and the amount recognized as issued equity interests in the consolidated financial statements is determined by adding the number of common shares deemed issued and the issued equity interests of Vnue Washington immediately prior to the business combination to the unredeemed shares and the fair value of TGRI determined in accordance with the guidance in ASC Section 805-40-55 applicable to business combinations, i.e. the equity structure (the number and type of equity interests issued) in the consolidated financial statements immediately post the combination reflects the equity structure of TGRI, including the equity interests the legal parent issued to effect the combination.

Acquisition-Related Costs

Pursuant to FASB ASC Paragraph 805-10-25-23 acquisition-related costs are costs the acquirer incurs to effect a business combination. Those costs include finder’s fees; advisory, legal, accounting, valuation, and other professional or consulting fees; general administrative costs, including the costs of maintaining an internal acquisitions department; and costs of registering and issuing debt and equity securities. The acquirer shall account for acquisition related costs as expenses in the periods in which the costs are incurred and the services are received, with one exception. The costs to issue debt or equity securities shall be recognized in accordance with other applicable GAAP.

Note 2 - Basis of Presentation

Assumptions of Pro Forma Combined Financial Statements

The pro forma combined balance sheet as of March 31, 2015 and the pro forma combined statement of operations for the three months then ended are based on the historical financial statements of Vnue Washington and TGRI after giving effect to Vnue Washington's acquisition of TGRI using the acquisition method of accounting and applying the assumptions and adjustments described in the notes to the pro forma combined financial statements as if such acquisition had occurred as of January 1, 2015 for pro forma combined financial statements purposes.

The pro forma combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the combined financial position or combined results of operations in future periods or the results that actually would have been realized had Vnue Washington and TGRI been a combined entity during the specified period(s). The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable. The pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with Vnue Washington’s historical financial statements included elsewhere in this Amendment to the Current Statement on Form 8-K/A as of March 31, 2015 and for the period then ended as Exhibits filed with SEC herewith.

The pro forma combined financial statements do not purport to represent what the results of operations or financial position of the combined entity would actually have been if the merger had in fact occurred on January 1, 2015, nor do they purport to project the results of operations or financial position of the combined entity for any future period or as of any date.

These pro forma combined financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Vnue Washington and TGRI since such amounts, if any, are not presently determinable.

Note 3 - Pro Forma Adjustments

The pro forma combined financial statements have been prepared as if the acquisition was completed on March 31, 2015 for combined balance sheet purpose and reflects the following pro forma adjustment(s):

PF-5

a)	To reflect the issuance of 477,815,488 shares of TGRI common stock for the acquisition of all of the issued and outstanding capital stock of Vnue Washington.

Common stock: $0.0001 par value	(47,782)

Additional paid-in capital	47,782

b)	To reflect the issuance of 29,814,384 shares of TGRI common stock, valued at $819,105, for Vnue Washington acquisition-related costs.

Professional fees: Acquisition-related costs	819,105

Common stock: $0.0001 par value	(2,981)

Additional paid-in capital	(816,124)

c)	To reclassify Vnue Washington's preferred stock and common stock to Additional paid-in capital.

Preferred stock: $0.0001 par value	204,000

Additional paid-in capital	(204,000)

Common stock: $0.0001 par value	210,000

Additional paid-in capital	(210,000)

d)	To record 12,750,000 TGRI shares issued prior to Vnue Washington acquisition

Common stock: $0.0001 par value	(1,275)

Additional paid-in capital	1,275

e)	To reclassify TGRI’s accumulated deficit to Additional paid-in capital.

Accumulated deficit	(9,344,115)

Additional paid-in capital	9,344,115

Note 4 - Pro Forma Earnings per Share

The pro forma earnings per share, giving effect to the recapitalization transaction and acquisition-related costs has been computed as follows:

Net income	$(961,876)

Earnings per share - Basic and diluted	$(0.00)

Weighted average number of shares deemed issued and outstanding - Basic and diluted	634,499,584

PF-6